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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 26, 1997


                         DISCOVER CARD MASTER TRUST I
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




   DELAWARE                    0-23108                           51-0020270
   --------                    -------                           ----------
  (STATE OF                  (COMMISSION                        (IRS EMPLOYER
ORGANIZATION)                FILE NUMBER)                    IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                                19720
----------------------------------------------                      -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------


FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE



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ITEM 5.      OTHER EVENTS

             SERIES 1997-1.  ON AUGUST 26, 1997, $750,000,000 AGGREGATE
PRINCIPAL AMOUNT OF SERIES 1997-1 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $39,474,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-1 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I WERE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION D/B/A FIRST BANK NATIONAL ASSOCIATION (SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, DATED AS OF AUGUST 26, 1997, FOR SERIES 1997-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE.


ITEM 7.      EXHIBITS
             --------

EXHIBIT NO.  DESCRIPTION
-----------  -----------

EXHIBIT 1.1 UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 19, 1997.

EXHIBIT 1.2 TERMS AGREEMENT AMONG GREENWOOD TRUST COMPANY, MORGAN STANLEY & CO. INCORPORATED, BANCAMERICA SECURITIES, INC., CHASE SECURITIES INC. AND FIRST CHICAGO CAPITAL MARKETS, INC., DATED AUGUST 19, 1997.

EXHIBIT 4.1 SERIES SUPPLEMENT WITH RESPECT TO SERIES 1997-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF AUGUST 26, 1997.

EXHIBIT 4.2 CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND DISCOVER RECEIVABLES FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER, DATED AS OF AUGUST 26, 1997.

EXHIBIT 4.3 LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY, U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER CARD MASTER TRUST I, SERIES 1997-1, DATED AS OF AUGUST 26, 1997.




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                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                DISCOVER CARD MASTER TRUST I
                                  (REGISTRANT)



                                BY:  GREENWOOD TRUST COMPANY
                                     (ORIGINATOR OF THE TRUST)




DATE: AUGUST 26, 1997           BY:  /S/ JOHN J. COANE
                                     --------------------------------------
                                     JOHN J. COANE
                                     VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                     AND TREASURER











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                              INDEX TO EXHIBITS
                              -----------------

EXHIBIT        DESCRIPTION
-------        -----------

EXHIBIT 1.1 UNDERWRITING AGREEMENT BETWEEN GREENWOOD TRUST COMPANY AND MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 19, 1997.

EXHIBIT 1.2 TERMS AGREEMENT AMONG GREENWOOD TRUST COMPANY, MORGAN STANLEY & CO. INCORPORATED, BANCAMERICA SECURITIES, INC., CHASE SECURITIES INC. AND FIRST CHICAGO CAPITAL MARKETS, INC., DATED AUGUST 19, 1997.

EXHIBIT 4.1 SERIES SUPPLEMENT WITH RESPECT TO SERIES 1997-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER
               AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF AUGUST 26, 1997.

EXHIBIT 4.2 CREDIT ENHANCEMENT AGREEMENT AMONG U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE, GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND DISCOVER RECEIVABLES FINANCING CORPORATION AS CREDIT ENHANCEMENT PROVIDER, DATED AS OF AUGUST 26, 1997.

EXHIBIT 4.3 LETTER OF REPRESENTATIONS AMONG GREENWOOD TRUST COMPANY, U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE AND THE
               DEPOSITORY TRUST COMPANY WITH RESPECT TO DISCOVER CARD MASTER TRUST I, SERIES 1997-1, DATED AS OF AUGUST 26, 1997.











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